EXHIBIT B


                SUPPLEMENT DATED JULY 31, 1997 TO
                 PROSPECTUS DATED MAY 1, 1997 FOR
              INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                            ISSUED BY
                JEFFERSON-PILOT SEPARATE ACCOUNT A
                               AND
              JEFFERSON-PILOT LIFE INSURANCE COMPANY

     This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Jefferson-Pilot Life Insurance Company ("Jefferson-Pilot") at the address or telephone number set forth below.

     The purpose of this supplement is to notify you of a proposal to substitute (1) shares of the Capital Growth Portfolio of Chubb America Fund, Inc. ("CAF") for shares of the Growth Fund of Alexander Hamilton Variable Insurance Trust (the "Trust") and (2) shares of the Emerging Growth Portfolio of CAF for shares of the Emerging Growth Fund of the Trust (together, the "Substitutions").

     On July 22, 1997, Jefferson-Pilot filed an application with the Securities and Exchange Commission (the "Commission")requesting an order approving the Substitutions. Upon obtaining the order from the Commission approving the Substitutions, and subject to any prior approval by applicable insurance authorities, Jefferson-Pilot and Jefferson-Pilot Separate Account A propose to effect the Substitutions as soon as is practicable.

     Jefferson-Pilot has proposed the Substitutions to provide appropriate solutions to the insufficient size of the Trust which makes it difficult to achieve consistent investment performance and to reduce operating expenses.

     Owners will receive a Notice within five (5) days after the Substitutions that the Substitutions have taken place. For a period of thirty-one (31) days from the mailing of the Notice, Owners may transfer all assets, as substituted, to any other available sub-account without limitation or charge and without any such transfer counting as one of the limited number of transfers permitted in a contract year free of charge. After such thirty-one (31) day period, any transfers will be subject to the restrictions described in the prospectus. You may obtain a prospectus by writing or calling Jefferson-Pilot at the address or telephone number set out below.

              Jefferson-Pilot Life Insurance Company
                      Post Office Box 22086
                 Greensboro, North Carolina 27420
                           800-289-1776